                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                         SOCKET COMMUNICATIONS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                           SOCKET COMMUNICATIONS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 17, 1997

DEAR STOCKHOLDERS:

     You are cordially invited to attend the Annual Meeting of Stockholders of SOCKET COMMUNICATIONS, INC., a Delaware corporation (the "Company"), to be held Tuesday, June 17, 1997 at 11:00 a.m., local time, at the Company's headquarters at 37400 Central Court, Newark, California 94560 for the following purposes:

          (1) To elect four directors to serve until the next Annual Meeting of Stockholders or until their successors are elected.

          (2) To amend the 1995 Stock Plan by reserving an additional 300,000 shares of Common Stock for issuance thereunder.

          (3) To ratify the appointment of Ernst & Young LLP as independent public accountants of the Company for the fiscal year ending December 31, 1997.

          (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 21, 1997 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                   Sincerely,

                                   Charlie Bass
                                   CHAIRMAN AND ACTING CHIEF EXECUTIVE OFFICER
Newark, California
May 15, 1997

                             YOUR VOTE IS IMPORTANT.
             IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
         YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY
         AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           SOCKET COMMUNICATIONS, INC.

                            PROXY STATEMENT FOR 1997
                         ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of SOCKET COMMUNICATIONS, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Tuesday, June 17, 1997 at 11:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of the Annual Meeting. The Annual Meeting will be held at the Company's headquarters at 37400 Central Court, Newark, California 94560. The Company's principal executive offices are located at 37400 Central Court, Newark, California 94560, and the Company's telephone number at that location is (510) 744-2700.

     These proxy solicitation materials and the Annual Report on Form 10-KSB for the year ended December 31, 1996, including financial statements, were first mailed on or about May 15, 1997 to all stockholders entitled to vote at the meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

     Stockholders of record at the close of business on April 21, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of Common Stock outstanding, designated Common Stock, $0.001 par value. At the Record Date, 4,238,065 shares of the Company's authorized Common Stock were issued and outstanding and held of record by approximately 1,000 stockholders. The Company has one series of Preferred Stock outstanding, $0.001 par value, designated Series A Convertible Preferred Stock. At the Record Date, 8,650 shares of the Company's authorized Series A Convertible Preferred Stock were issued and outstanding.

     Provided herein is a table which sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of March 31, 1997 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each nominee for director of the Company, and (iii) all directors and executive officers as a group.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each holder of Common Stock is entitled to one vote for each share of stock held in all matters to be voted on by the stockholders, except that upon giving notice as required by law, stockholders may cumulate their votes in the election of directors. Accordingly, every stockholder voting for the election of directors (Proposal One) may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such stockholder is entitled to vote, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than five candidate. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the stockholder's votes. On all other matters, stockholders may not cumulate votes.

     This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telefacsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than November 30, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS


     The Company's Bylaws provide that the Board of Directors shall be composed of four directors. A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve, as a director. Different candidates may be nominated by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

VOTE REQUIRED

     If a quorum is present and voting, the four nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority ("broker non-votes") will be counted as present for the purposes of determining if a quorum is present.

NOMINEES

     The names of the nominees and certain information about them as of March 31, 1997 are set forth below:

                                                                        DIRECTOR
      NAME OF NOMINEE         AGE         POSITION WITH THE COMPANY      SINCE
----------------------------  ---- ------------------------------------ --------
Charlie Bass . . . . . . . .   54   Chairman of the Board of Directors,    1992
                                    Acting Chief Executive Officer

Micheal L. Gifford . . . . .   38   Executive Vice President and Director  1992

Jack C. Carsten (1)(2) . . .   55   Director                               1993

Gary W. Kalbach (1)(2) . . .   55   Director                               1993

---------------------
(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee

     All directors hold office until the next Annual Meeting of Stockholders of the Company or until their successors have been elected. Directors do not receive any cash compensation for their service as directors of the Company, but are reimbursed for expenses incurred in connection with attending Board or committee meetings. There are no family relationships among any of the directors or executive officers of the Company.

     CHARLIE BASS co-founded the Company in March 1992, and has been the Chairman of the Board of Directors from such time to the present. Dr. Bass also served as the Company's interim Chief Executive Officer during January and February 1996 and since April 24, 1997. Dr. Bass has been the General Partner of Bass Associates, a venture capital firm, since September 1989. Dr. Bass currently serves as a director of Meridian Data, Inc., SoloPoint, Inc. and several private companies. Dr. Bass is also a consulting professor of electrical engineering at Stanford University. Dr. Bass holds a Ph.D. in electrical engineering from the University of Hawaii.

     MICHEAL L. GIFFORD has been a director of the Company since its inception in March 1992 and has served as Executive Vice President since October 1994. Mr. Gifford served as President of the Company from its inception in March 1992 to September 1994, and as the Company's Chief Executive Officer from March 1992 to June 1994. From December 1986 to December 1991, Mr. Gifford served as a director and as Director of Sales and Marketing for Tidewater Associates, a computer consulting and computer product development company. Prior to working for Tidewater Associates, Mr. Gifford co-founded and was President of Gifford Computer Systems, a computer network integration company. Mr. Gifford received a B.S. in Mechanical Engineering from the University of California at Berkeley.

     JACK C. CARSTEN has been a director of the Company since May 1993. He also served in a consulting capacity as the interim Chief Executive Officer of the Company from July 1994 to September 1994. Mr. Carsten owns and operates Technology Investments, a venture capital firm. Prior to founding Technology Investments, Mr. Carsten was a general partner of U.S. Venture Partners, a venture capital firm. Prior to U.S. Venture Partners, he held senior management positions at Intel Corporation, most recently serving as Senior Vice President and General Manager of the Component Group, Microcomputer Group and ASIC Components Group. He received an A.B. in Physics from Duke University.

     GARY W. KALBACH has been a director of the Company since December 1993. Mr. Kalbach co-founded and has been a general partner of El Dorado Ventures, a venture capital firm, since May 1986. Prior to founding El Dorado Ventures, Mr. Kalbach served as a General Partner of the Sprout Group, a venture capital affiliate of Donaldson, Lufkin & Jenrette, from January 1983 to September 1985, and served as the sole general partner of West Coast Venture Capital from September 1978 to January 1983. Mr. Kalbach received an M.B.A. from San Jose State University and a B.S. in Business Administration from the University of California at Berkeley.

BOARD MEETING AND COMMITTEES

     The Board of Directors of the Company held a total of 13 meetings during fiscal 1996. No director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors has no nominating committee or any committee performing such functions.

     The Compensation Committee, which consisted of directors Kalbach and Carsten at the end of fiscal 1996, did not meet or act by written consent during the fiscal year. This Committee is responsible for determining salaries, incentives and other forms of compensation for directors and officers of the Company and administers various incentive compensation and benefit plans.
Dr. Bass resigned from this Committee in February 1996 and Mr. Kalbach was appointed to replace him.

     The Audit Committee, which consisted of directors Kalbach and Carsten at the end of fiscal 1996, did not meet during the fiscal year. This Committee is responsible for overseeing actions taken by the Company's independent auditors and reviews the Company's internal financial controls.

COMPENSATION COMMITTEE INTERLOCKS

     The Compensation Committee consisted of the following directors during 1996: Bass, Kalbach and Carsten. Dr. Bass resigned from this Committee in February 1996 and Mr. Kalbach was appointed to replace him. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for directors and officers of the Company. Thus, neither Mr. Levetin, former President and Chief Executive Officer of the Company nor Dr. Bass, acting Chief Executive Officer of the Company is a member of the Compensation Committee and thus, neither can vote on matters decided by the Committee. Mr. Levetin did, and Dr. Bass does participate in all discussions and decisions regarding salaries and incentive compensation for all employees of and consultants to the Company, except that he is excluded from discussions and decisions regarding his own salary and incentive compensation.

                                  PROPOSAL TWO
                        AMENDMENT OF THE 1995 STOCK PLAN


     At the Annual Meeting, stockholders are being asked to approve an amendment to the Company's 1995 Stock Plan (the "1995 Plan") which would increase the number of shares of Common Stock ("Shares") reserved for issuance thereunder by 300,000 shares to 735,000 shares.

     The foregoing amendment was approved by the Board of Directors in March, 1997. The adoption of the 1995 Plan was approved by the Board of Directors in April 1995 and by the stockholders in May 1995. As of March 31, 1997, zero shares of Common Stock had been issued pursuant to option exercises, options to purchase an aggregate of 428,946 shares were outstanding and 6,054 shares (exclusive of the 300,000 shares subject to stockholder approval at the Annual Meeting) were available for future grant. The 1995 Plan authorizes the Board of Directors to grant to employees (including employee directors and officers) incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and to also grant nonstatutory stock options and to grant or sell restricted stock to employees and consultants of the Company. The 1995 Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business.

     The Company does not have any formal guidelines for purpose of determining the number of stock options or stock purchase rights to be granted to any optionee. During fiscal 1996, the Board of Directors granted options to purchase 360,650 shares of Common Stock to a total of 39 optionees. The Board of Directors believes that equity incentives in the form of stock options or stock purchase rights are an integral part of the Company's overall compensation program and an effective way to incentivize employees. Options and restricted stock granted under the 1995 Stock Plan to new employees will typically be subject to a four-year vesting schedule. This results in long-term incentives for the employees which benefits the Company because the employee's stock options are earned over a four-year period.

VOTE REQUIRED AND BOARD OF DIRECTOR RECOMMENDATION

     The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the meeting will be required under the Company's Bylaws to approve the amendment of the 1995 Plan. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is defined in the Bylaws as the holders of a majority in voting power of the stock issued and outstanding and entitled to vote on the Record Date and present in person or represented by proxy. Votes that are cast against the proposal will be counted for purposes of determining
(i) the presence or absence of a quorum and (ii) the total number of votes cast with respect to the proposal. Abstentions and broker non-votes will be included in determining the number of shares held by persons present or represented by proxy at the meeting for purposes of determining whether a quorum exists. However, because approval of the proposal to amend the 1995 Plan will require the affirmative vote of shares representing a majority of the outstanding shares of the Common Stock, abstentions and broker non-votes will have the effect of negative votes thereon.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE 1995 PLAN. SUMMARY OF THE 1995 PLAN.

     The essential features of the 1995 Plan are outlined below.

     PURPOSE

     The purposes of the 1995 Plan are to attract and retain the best available personnel, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business. Options granted under the 1995 Plan may be incentive stock options or nonstatutory stock options as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Internal Revenue Code and the regulations promulgated thereunder. Stock purchase rights may also be granted under the 1995 Plan.

     ELIGIBILITY

     The 1995 Plan provides that options and stock purchase rights may be granted to any director, officer, employee or consultant of the Company or any of its designated subsidiaries. Incentive stock options may be granted only to employees (including officers and employee directors). The Board of Directors selects the recipients of awards under the 1995 Plan and determines the number of shares to be subject to each option or stock purchase right. There are approximately 36 people eligible to be granted options or stock purchase rights under the 1995 Plan.

     ADMINISTRATION; LIMITS ON GRANTS

     The 1995 Plan provides for administration by the Board of Directors of the Company or by a committee approved by the Board, in either case, in a manner that complies with requirements under the federal securities laws, including under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in particular Rule 16b-3 under the Exchange Act, applicable Delaware corporate law, and the Code. The 1995 Plan is currently administered by the Compensation Committee of the Board. Except as noted below, the Compensation Committee has full power to select, from among the employees and consultants eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 1995 Plan. If permitted by Rule 16b-3, the 1995 Plan may be administered by different bodies with respect to directors, officers and employees who are neither directors not officers. The interpretation and construction of any provision of the 1995 Plan will be determined by the Board of Directors or its appointed committee whose determination will be final and conclusive.

     The 1995 Plan places specific limitations on the discretion allowed to the Board in granting options and stock purchase rights to officers. These limitations are intended to preserve the Company's ability to deduct for federal income tax purposes the compensation expense relating to stock options and stock purchase rights granted to certain executive officers under the 1995 Plan. Without these provisions in the 1995 Plan, the federal income tax legislation enacted in August 1993 would limit the Company's ability to deduct such compensation expense. Each option is designated in the written option agreement as either an incentive stock option or a nonstatutory stock option. However, notwithstanding such designations, to the extent that the aggregate fair market value of shares subject to an optionee's incentive stock options granted by the Company which become exercisable for the first time during any calendar year exceeds $100,000, such excess options shall be treated as nonstatutory stock options. The fair market value of the shares shall be determined as of the time the option, with respect to such shares, is granted. The limitations provide that no officer shall be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 140,281 shares.

     The limits imposed by Section 162(m) of the Code, adopted under the Federal Revenue Reconciliation Act of 1993, on the Company's ability to deduct compensation paid to certain of the Company's executive officers apply not only to the persons currently serving in the affected group, but also may be interpreted to apply to any person who in the future becomes one of the affected group of executive officers. However, the limits on deductibility do not apply to compensation attributable to stock options or stock purchase rights if, among other things, the plan under which the options or rights are granted includes limits on the discretion to make grants such as those described above. The limits on the discretion of the Board as to individual grants have been included in the 1995 Plan solely to preserve the Company's ability to deduct such compensation. To the extent the Board determines in the future that such limitations are not required to preserve the deductibility of compensation related to such stock options and appreciation rights, the Board may modify or eliminate these limitations.

     TERM OF OPTIONS

     The term of each option shall be no more than ten years from the date of grant thereof. In the case of an incentive stock option granted to an optionee who, at the time the option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company, the term of the option shall be five years from the date of grant thereof or such shorter term as may be provided in the option agreement.

     EXERCISE OF OPTIONS

     (a) Options shall become exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the optionee, but in no case at a rate of less than 20% per year over five years from the date the option is granted.

     (b) The consideration to be paid for the shares to be issued upon exercise of an option, including the method of payment, shall be determined by the Administrator (and, in the case of an incentive stock option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) promissory note, (4) other shares which (x) in the case of shares acquired upon exercise of an option, have been owned by the optionee for more than six months on the date of surrender, and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which such option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     PURCHASE PRICE

     The per share exercise price for the shares to be issued upon exercise of an option shall be such price as is determined by the Administrator, but shall be subject to the following:

     (a)  In the case of an incentive stock option

          (i) granted to an employee who, at the time of grant of such option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price shall be no less than 110% of the fair market value per share on the date of grant.

          (ii) granted to any other employee, the per share exercise price shall be no less than 100% of the fair market value per share on the date of grant.

     (b)  In the case of a nonstatutory stock option

          (i) granted to a person who, at the time of grant of such option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price shall be no less than 110% of the fair market value per share on the date of the grant.

          (ii) granted to any other person, the per share exercise price shall be no less than 85% of the fair market value per share on the date of grant.

     The fair market value of the Common Stock on a given date is determined by reference to the last reported sales price on the OTC Bulletin Board for the last market trading day prior to the time of determination.

     TERMINATION OF EMPLOYMENT

     In the event of termination of an optionee's continuous status as an employee or consultant (but not in the event of an optionee's change of status from employee to consultant (in which case an employee's incentive stock option shall automatically convert to a nonstatutory stock option on the date three months and one day following such change of status) or from consultant to employee), such optionee may, but only within such period of time as is determined by the Administrator, of at least 30 days, with such determination in the case of an incentive stock option not exceeding three months after the date of such termination (but in no event later than the expiration date of the term of such option), exercise his or her option to the extent that the optionee was entitled to exercise it at the date of such termination. To the extent that the optionee was not entitled to exercise the option at the date of such termination, or if the optionee does not exercise such option to the extent so entitled within the time specified herein, the option shall terminate.

     STOCK PURCHASE RIGHTS

     Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the 1995 Plan and/or cash awards made outside of the 1995 Plan. After the Administrator determines that it will offer stock purchase rights under the 1995 Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed 30 days from the date upon which the Administrator makes the determination to grant the stock purchase right. The offer shall be accepted by execution of a restricted stock purchase agreement in the form determined by the Administrator. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchase to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, but in no case at a rate of less than 20% per year over five years from the date of purchase.

     AMENDMENT AND TERMINATION OF THE 1995 PLAN

     The Board may at any time amend, alter, suspend or discontinue the 1995 Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Internal Revenue Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any 1995 Plan amendment in such a manner and to such a degree as required. Any such amendment or termination of the 1995 Plan shall not affect options or stock purchase rights already granted, and such options and stock purchase rights shall remain in full force and effect as if the 1995 Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Administrator, which agreement must be in writing and signed by the optionee and the Company.

                                 PROPOSAL THREE
   RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     The Board of Directors has selected Ernst & Young LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1997, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     Ernst & Young LLP has audited the Company's financial statements annually since 1992. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                   MANAGEMENT

     The current non-director executive officers of the Company are as follows:

     NAME OF OFFICER        AGE         POSITION WITH THE COMPANY
------------------------   -----  ---------------------------------------------
David W. Dunlap . . . .     54    Vice President of Finance and Administration,
                                  Chief Financial Officer and Secretary

Kevin J. Mills  . . . .     36    Vice President of Operations

John E. O'Leary . . . .     41    Vice President of Sales

     DAVID W. DUNLAP has served as the Company's Vice President of Finance and Administration and Chief Financial Officer since February 1995. Prior to joining the Company, Mr. Dunlap served as Vice President of Finance and Administration at Appian Technology Inc. ("Appian"), a semiconductor company, from September 1993 to February 1995. Appian filed a voluntary petition for bankruptcy under Chapter 11 of the United States Bankruptcy Code in August 1994 (the "Bankruptcy Code") in connection with the sale of substantially all of its assets to Cirrus Logic, Inc. Mr. Dunlap served as Vice President of Finance and Administration and Chief Financial Officer at Mountain Network Solutions, Inc., a computer peripherals manufacturing company, from March 1992 to September 1993. He is a certified public accountant, and received an M.B.A. and a B.A. in Business Administration from the University of California at Berkeley.

     KEVIN J. MILLS has served as the Company's Vice President of Operations since September 1993. Prior to joining the Company, Mr. Mills worked from September 1987 to August 1993 at Logitech, Inc., a computer peripherals company, serving most recently as Director of Operations. He received a B.E. in Electronic Engineering from the University of Limerick, Ireland.

     JOHN E. O'LEARY has served as the Company's Vice President of Sales since July 1996. Prior to joining the Company, he held various marketing and sales management positions with Digital Equipment Corporation ("Digital"), a computer systems manufacturer, from 1986 through July 1996, serving most recently as Vice President, Systems Business Unit which marketed and sold Digital's servers, workstations and network software in the western United States. Mr. O'Leary received an M.B.A. from the University of New Hampshire and a Bachelor of Arts degree from Holy Cross College, Boston, Massachusetts.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid by the Company during the fiscal years ended December 31, 1996, 1995 and 1994 to the two individuals who served as the Company's Chief Executive Officer, the former Chief Executive Officer, and the two other executive officers whose total 1996 salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers"):

                                                                   Long-Term
                                                                 Compensation
                                                                    Awards
                                                                 ------------
                                                                  Securities        Other
                                         Annual Compensation      Underlying        Annual
  Name and Principal Position    Year  Salary ($)  Bonus ($)(1)     Options    Compensation($)
------------------------------  -----  -----------  ------------ ------------  ---------------
Martin Levetin (2). . . . . .   1996    $134,333      $62,197      126,600*       $36,006(3)
     Former President, Chief    1995          --           --            --              --
     Executive Officer          1994          --           --            --              --

Charlie Bass (4)  . . . . . .   1996          --           --       55,767*              --
     Acting Chief Executive     1995          --           --            --              --
     Officer and Director       1994          --           --            --              --

Micheal L. Gifford  . . . . .   1996     120,000       22,211       35,745*              --
     Executive Vice President   1995     111,378       26,602        22,445              --
     and Director               1994     100,000        5,903            --              --

David W. Dunlap (5) . . . . .   1996     120,000       18,775       15,914*              --
     Vice President of Finance  1995     100,008       21,232        21,341          13,500
     and Administration, Chief  1994          --           --            --           8,000
     Financial Officer and
     Secretary

Kevin Mills . . . . . . . . .   1996      99,999       22,291       15,914*              --
     Vice President of          1995      91,042       19,111         7,014              --
     Operations                 1994      85,934        3,934         5,144              --

----------------
* Includes options granted pursuant to the Compensation Committee's decision on December, 18, 1996 to reprice certain outstanding options by exchanging outstanding options for new options priced to reflect the market price of the Company's Common Stock on the date of the exchange (the "Repricing"). See "Management-Stock Option Information" and "Management-Report of Repricing of Options."

(1) Represents cash bonuses earned for work performed during fiscal 1996. Bonuses earned during the first three fiscal quarters of fiscal 1996 were paid in fiscal 1996 whereas bonuses earned during the fourth fiscal quarter of 1996 were paid in the first quarter of fiscal 1997.

(2) Mr. Levetin joined the Company on March 1, 1996 as President and Chief Executive Officer. Mr. Levetin resigned as President and Chief Executive Officer on April 24, 1997.

(3) Consists of moving expenses incurred by Mr. Levetin (and reimbursed by the Company) in connection with his relocation in order to begin work at the Company.

(4) Dr. Bass served in a consulting capacity as acting Chief Executive Officer of the Company from January 1, 1996 through February 28, 1996. In consideration for such consulting services, the Company granted Dr. Bass an option to purchase 25,000 shares of Common Stock at an exercise price of $4.25 and vesting over a four-year period (the "Old Option"). Dr. Bass began serving in a consulting capacity as acting Chief Executive Officer on April 24, 1997. In connection with the Repricing, Dr. Bass received an option to purchase 25,000 shares (the "New Option") in exchange for the cancellation of the Old Option. The New Option has an exercise price of $1.55. The New Option continues the vesting schedule of the Old Option except with respect to options vested as of the Repricing, which vest in equal monthly increments over the 12 months following the Repricing. Bass Associates, of which Dr. Bass is General Partner, is the record owner of the New Option. Dr. Bass disclaims beneficial ownership of shares owned by Bass Associates except to the extent of his pecuniary interest therein.
     See "Management-Report on Repricing of Options."

(5) Mr. Dunlap joined the Company as Vice President of Finance and Administration and Chief Financial Officer and Secretary on February 16, 1995. "Other Annual Compensation" for Mr. Dunlap consists of consulting fees paid by the Company to Mr. Dunlap prior to his joining the Company as an employee.

                          OPTION GRANTS IN FISCAL 1996

     The following table sets forth certain information for the fiscal year ended December 31, 1996 with respect to each grant of stock options to the Named Executive Officers. No stock appreciation rights were granted during such year.

                                        INDIVIDUAL GRANTS
                        -------------------------------------------------
                         NUMBER OF     % OF TOTAL
                         SECURITIES      OPTIONS      EXERCISE
                         UNDERLYING     GRANTED TO   PRICE PER
                          OPTIONS     EMPLOYEES IN    SHARE    EXPIRATION
         NAME             GRANTED     FISCAL 1996(1)  ($)(2)      DATE
----------------------- -----------  --------------- --------- -----------

Martin Levetin(3). . .   100,000            27.7      $4.25     03/01/06
                          26,600             7.4       1.55     12/18/06
                         100,000*           38.4*      1.55*    12/18/06*

Micheal L. Gifford . .    13,300             3.7       1.55     12/18/06
                          22,445*            8.6*      1.55*    12/18/06*

Bass Associates. . . .    25,000             6.9       4.25     03/01/06
(Charlie Bass) (4)         2,400             1.8       1.5      12/18/06
                           3,367*            1.3*      1.55*    12/18/06*
                          25,000*            9.6*      1.55*    12/18/06*

David W. Dunlap. . . .     8,900             2.5       1.55     12/18/06
                           7,014*            2.7*      1.55*    12/18/06*

Kevin Mills. . . . . .     8,900             2.5       1.55     12/18/06
                           7,014*            2.7*      1.55*    12/18/06*

----------------------------
* Represents grant of options made pursuant to the Repricing. See "Management-Report on Repricing of Options."

(1) Based on options granted to employees, consultants and directors during fiscal 1996, and, with respect to options granted in connection with the Repricing, on the options to purchase 260,192 shares of Common Stock so granted to employees, consultants and directors.

(2) All options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by the Board of Directors on the date of grant.

(3) Mr. Levetin resigned as the Company's President and Chief Executive Officer, and as Director of the Company, effective April 24, 1997.

(4) Bass Associates, of which Dr. Bass is General Partner, is the record owner of the stock options. However, Dr. Bass disclaims beneficial ownership of shares owned by Bass Associates except to the extent of his pecuniary interest therein.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1996
                        AND FISCAL YEAR-END OPTION VALUES

     None of the Named Executive Officers exercised any stock options during fiscal 1996. The following table provides information on the value of such officers' unexercised options at December 31, 1996.

                                  Number of Securities
                                 Underlying Unexercised         Value of Unexercised
                                       Options At              In-the-Money Options at
                                December 31, 1996 (#)(1)      December 31, 1996 ($)(2)
                              ----------------------------- -----------------------------
             Name              Exercisable   Unexercisable   Exercisable    Unexercisable
----------------------------  ------------- --------------- -------------  --------------
 Martin Levetin(3) . . . . .         --         126,600           $--               $--

 Micheal L. Gifford  . . . .         --          35,745            --                --

 Charlie Bass  . . . . . . .      4,489          30,767         3,546                --

 David W. Dunlap . . . . . .      7,020          23,221         5,546             4,311

 Kevin Mills . . . . . . . .     10,170          22,111         7,494            2,9051

-------------------------
(1)  No Named Executive Officer exercised stock options during fiscal 1996.
(2)  Based upon a final bid price, as of December 31, 1996, of $1.38 per share.
(3) Mr. Levetin resigned as the Company's President and Chief Executive Officer, and as Director of the Company, effective April 24, 1997.

                     EMPLOYMENT CONTRACTS AND TERMINATION OF
                  EMPLOYMENT AND CHANGE-IN CONTROL ARRANGEMEMTS

     Mr. Levetin resigned as the Company's President and Chief Executive Officer on April 24, 1997. In February 1996, the Company entered into an employment agreement with Mr. Levetin (the "Levetin Employment Agreement"). Pursuant to the Levetin Employment Agreement, the Company is obligated, upon termination of Mr. Levetin's employment without cause, to pay Mr. Levetin (i) six months' base salary regardless of whether he secures other employment during those six months, (ii) health insurance until the earlier of the date of Mr. Levetin's eligibility for the health insurance benefits provided by another employer or the expiration of six months, (iii) the full bonus amount to which he would have been entitled for the first quarter following termination and one-half of such bonus amount for the second quarter following termination, and (iv) certain other benefits including outplacement services and the ability to purchase at book value certain items of Company property purchased by the Company for Mr. Levetin's use, which may include a personal computer, a cellular phone, and other similar items.

     Accordingly, the Company intends to pay Mr. Levetin $80,000 to cover its obligation to pay six months' salary and $24,375 to cover its obligation to pay bonuses for quarters subsequent to Mr. Levetin's termination. In addition, it is expected that Mr. Levetin will avail himself of the health insurance benefits set forth in the Levetin Employment Agreement and may purchase those items of personal property available thereunder.

     In July 1996, the Company entered into an employment agreement with Micheal Gifford, the Company's Executive Vice President. Pursuant to this agreement, which expires in December 31, 2000 and is terminable at will by either party, the Company is obligated to pay Mr. Gifford's base salary and if the Company terminates Mr. Gifford's employment without cause, the Company shall pay Mr. Gifford (i) six months' base salary regardless of whether he secures other employment during those six months, (ii) health insurance until the earlier of the date of Mr. Gifford's eligibility for the health insurance benefits provided by another employer or the expiration of six months, (iii) the full bonus amount to which he would have been entitled for the first quarter following termination and one-half of such bonus amount for the second quarter following termination, and (iv) certain other benefits including outplacement services and the ability to purchase at book value certain items of Company property purchased by the Company for Mr. Gifford's use, which may include a personal computer, a cellular phone, and other similar items.

REPORT ON REPRICING OF OPTIONS

     In December 1996, the Compensation Committee authorized the reduction of the exercise price of options granted to employees, including executive officers, pursuant to the 1995 Stock Plan that had exercise prices higher than the market price of the Company's Common Stock at the time of the repricing. This repricing (the "Repricing") was accomplished by an exchange of each option held by an optionee at the time of the Repricing (the "Surrendered Options") for an option with a lower exercise price and an extended vesting period (the "Repriced Options"). Options granted to employees are intended to provide incentive to the employees to work to achieve long term success for the Company. The decline in the market price of the Company's Common Stock following the grants of the Surrendered Options frustrated this purpose and the committee deemed it to be in the best interests of the Company to allow the exchange of Surrendered Options for Repriced Options in order to reduce the exercise price to the market price at the time of the exchange. All Repriced Options are subject to a new vesting period, beginning on the date of Repricing. The vesting schedule of the Repriced Options continues the vesting schedule of the Surrendered Options with respect to unvested shares; shares that had vested as of the Repricing vest in equal monthly increments over the 12 months following the Repricing.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

     Pursuant to the Delaware General Corporation Law ("Delaware Law"), the Company has adopted provisions in its Amended and Restated Certificate of Incorporation which eliminate the personal liability of its directors and officers to the Company and its stockholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Company's Bylaws require the Company to indemnify its directors, officers, employees and other agents to the fullest extent permitted by law.

     The Company has entered into indemnification agreements with each of its current directors and officers which provide for indemnification to the fullest extent permitted by Delaware Law, including in circumstances in which indemnification and the advancement of expenses are discretionary under Delaware Law. The Company believes that the limitation of liability provisions in its Amended and Restated Certificate of Incorporation and the indemnification agreements will enhance the Company's ability to continue to attract and retain qualified individuals to serve as directors and officers.

     There is no pending litigation or proceeding involving a director, officer or employee of the Company to which the indemnification agreements would apply.

COMPENSATION OF DIRECTORS

     See the information set forth above under "Proposal One-Election of Directors-Nominees."

CERTAIN TRANSACTIONS WITH MANAGEMENT

     Pursuant to the resignation, on April 24, 1997, of Martin Levetin as the Company's President and Chief Executive Officer, the Company intends to pay Mr. Levetin $80,000 to cover its obligation under the Levetin Employment Agreement to pay Mr. Levetin six months' salary and $24,375 to cover its obligation to pay bonuses for quarters subsequent to Mr. Levetin's termination. In addition, it is expected that Mr. Levetin will avail himself of the health insurance benefits set forth in the Levetin Employment Agreement and may purchase those items of personal property available thereunder.

     In January 1994, the Company issued to Bass Associates (of which Charlie Bass, the Chairman of the Company's Board of Directors, is the General Partner), Jack Carsten (a director of the Company), El Dorado C&L Fund ("ED C&L"), El Dorado Ventures III, L.P. ("EDV III") and El Dorado Technology IV, L.P. ("EDT IV") convertible promissory notes bearing interest at 8% per year (the "Second Series C Notes") in the principal amounts of $131,000, $50,000, $5,255, $283,799 and $10,966, respectively. Gary Kalbach, a director of the Company, is a General Partner of El Dorado Ventures, the General Partner of each of ED C&L, EDV III and EDT IV. In April 1994, the Second Series C Notes, plus all accrued interest, converted into 19,917; 7,622; 799; 43,144 and 1,667 shares respectively, of Series C Preferred Stock, which converted into 25,309; 9,685; 1,015; 54,824 and 2,118 shares, respectively, of Common Stock upon the closing of the Company's initial public offering (the "Initial Public Offering") in June 1996. In connection with the issuance of the Second Series C Notes, in January 1994, the Company issued to Bass Associates, Mr. Carsten, ED C&L, EDV III and EDT IV warrants to purchase 4,979; 1,905; 200; 10,786 and 417 shares, respectively, of Series C Preferred Stock at an exercise price of $6.68 per share. In connection with the First Bridge Financing (described below), these warrants were converted into warrants to purchase 4,979; 1,905; 200; 10,786 and 417 shares, respectively, of Common Stock at an exercise price of $0.59 per share. In connection with the initial Public Offering, these warrants were exercised on a net exercise basis to purchase 4,491; 1,718; 180; 9,728 and 376 shares, respectively, of Common Stock.

     In March and April 1994, the Company issued to Bass Associates, ED C&L, EDV III and EDT IV convertible promissory notes bearing interest at 8% per year (the "Series D Notes") in the principal amounts of $50,000, $2,628, $141,889 and $5,483, respectively. In May 1994, the Series D Notes converted into 6,285; 330; 17,802 and 688 shares, respectively, of Series D Preferred Stock. In connection with the First Bridge Financing (described below), these shares converted into the right to receive 8,570; 450; 24,275 and 938 shares, respectively, of Series D-1 Preferred Stock, which converted into 10,213; 536; 28,930 and 1,118 shares, respectively, of Common Stock upon the closing of the Initial Public Offering. In connection with the issuance of the Series D Notes, in March and April 1994, the Company issued to Bass Associates, ED C&L, EDV III and EDT IV warrants to purchase 1,571; 82; 4,449 and 172 shares, respectively, of Series D Preferred Stock at an exercise price of $8.02 per share. In connection with the First Bridge Financing (described below), these warrants were converted into warrants to purchase 1,571; 82; 4,449 and 172 shares, respectively, of Common Stock at an exercise price of $0.59 per share. In connection with the Initial Public Offering, these warrants were exercised on a net exercise basis to purchase, 1,417; 74; 4,013 and 155 shares, respectively, of Common Stock.

     In addition, in May 1994 the Company issued to ED C&L, EDV III and EDT IV an additional 1,201; 64,874 and 2,507 shares, respectively, of Series D Preferred Stock for aggregate prices of $9,635, $520,262 and $20,105, respectively. In October and November 1994, in connection with the First Bridge Financing (described below), these shares converted into the right to receive 1,638; 88,464 and 3,419 shares, respectively, of Series D-1 Preferred Stock, which converted into 1,952; 105; 425 and 4,074 shares, respectively, of Common Stock upon the closing of the Initial Public Offering.

     In March 1994, the Company issued to Dale Gifford, the former Vice President of Engineering of the Company, 13,092 shares of the Company's Common Stock in consideration for past consulting services, the fair market value of which the Board estimated to be $8,400. Dale Gifford is also the President and sole proprietor of The Impact Zone, a software consulting firm. The Impact Zone rents office space to the Company pursuant to a lease which expires in November 1997. The Company occupied this space through September 1994 and is currently subleasing this space to an outside third party. In addition, The Impact Zone rents engineering computer equipment to the Company. During 1994 and 1995, employees of The Impact Zone, including Dale Gifford, provided consulting services to the Company. In 1994 and 1995, the Company incurred an aggregate of $361,169 and $130,340, respectively, in expenses to The Impact Zone for such services and rentals. The Company believes that the terms and conditions of its relationship with The Impact Zone are no less favorable than the terms and conditions it could have obtained from an unaffiliated third party.

     Mr. Carsten served in a consulting capacity as interim Chief Executive Officer of the Company from July 1994 to October 1994. In consideration for such consulting services the

Company paid him $8,000 in cash per month and granted him 6,734 shares of the Company's Common Stock in August 1994, the fair market value of which the Board estimated to be $4,500, and 2,244 shares of the Company's Common Stock in October 1994, the fair market value of which the Board estimated to be $1,320, for an aggregate value of $5,820. In 1994 and 1995 the Company paid Mr. Carsten an aggregate of $32,097 and $11,314, respectively, in fees and reimbursed expenses for other consulting assignments. Mr. Carsten may provide consulting services to the Company from time to time in the future, as requested by the Board of Directors. Mr. Carsten has agreed that he will provide the Company the first 1.5 days of such services in any month (including preparation for, and attendance at, Board of Directors' meetings) at no charge and charge the Company $1,500 per day for every day of consulting services provided thereafter.

     In October, November and December 1994 and January 1995, the Company issued to Bass Associates, Mr. Carsten, ED C&L, EDV III and EDT IV convertible promissory notes bearing interest at the rate of 8% per annum (the "First Bridge Notes") in the principal amounts of $225,000, $56,000, $4,802, $259,282 and
$4,916, respectively, and five year warrants to purchase Common Stock at an exercise price of $0.59 per share (the "First Bridge Financing"). In
February 1995, the First Bridge Notes were amended to extend the due date to May 15, 1995. In March 1995, the First Bridge Notes were amended to extend the due date to August 15, 1995. In March 1995, the holders of the First Bridge Notes also agreed that if the Company completed a public offering of its Common Stock in which it received aggregate proceeds of at least $3,000,000 on or before August 15, 1995, then the conversion price of the First Bridge Notes would equal 66 2/3% of the initial public offering price per share, and the warrants to purchase Common Stock issued in the First Bridge Financing would be canceled. Accordingly, upon the closing of the Initial Public Offering, the First Bridge Notes held by Bass Associates, Mr. Carsten, ED C&L, EDV III and
EDT IV converted into 59,507; 14,823; 1,290; 68,061 and 1,290 shares, respectively, of Common Stock at a conversion price equal to 66 2/3% of the Initial Public Offering price of $6.00 per share, and the warrants to purchase Common Stock issued in the First Bridge Financing were canceled. In addition, as part of the First Bridge Financing, the Company agreed (i) that each stockholder who participated in the First Bridge Financing would be entitled to exchange any warrants to purchase Series C or Series D Preferred Stock then held by such stockholder for warrants to purchase shares of Common Stock at an exercise price of $0.59 per share, which warrants would expire if not exercised upon the closing of the Initial Public Offering, and (ii) that each holder of Series D Preferred Stock who participated in the First Bridge Financing would be entitled to exchange any shares of Series D Preferred Stock then held by such stockholder for a number of shares of Series D-1 Preferred Stock equal to the ratio of the original issuance price per share of the Series D Preferred Stock ($8.02) to $5.88. The terms of the First Bridge Financing were approved by Murray Dennis, the Company's former President and Chief Executive Officer, and Mr. Micheal Gifford, Executive Vice President of the Company, neither of whom participated in the First Bridge Financing as lenders.

     In March and April 1995, the Company issued to Bass Associates,
Mr. Carsten, ED C&L, EDV III and EDT IV convertible promissory notes (the "Second Bridge Notes") in the principal amounts of $120,000, $40,000, $3,927, $212,052 and $4,021, respectively. The Second Bridge Notes bore interest at the rate of 8% per annum and would have been due on August 15, 1995. One-half of the aggregate principal amount of the Second Bridge Notes was paid out of the proceeds of the Initial Public Offering, and the remaining half, plus accrued interest, converted into 15,433; 5,144; 505: 27,273 and 517 shares, respectively, of Common Stock upon the closing of the Initial Public Offering at a conversion price equal to 66 2/3% of the Initial Public Offering price of $6.00 per share. The terms of the Second Bridge Notes were approved by Mr. Dennis and Mr. Micheal Gifford, neither of whom participated in the transaction as lenders. Dr. Bass served in a consulting capacity as acting Chief Executive Officer of the Company from January 1, 1996 through February 28, 1996. In consideration for such consulting services, the Company granted Dr. Bass an option to purchase 25,000 shares of Common Stock at an exercise price of $4.25 and vesting over a four-year period (the "Old Option"). In connection with the Repricing, Dr. Bass received an option to purchase 25,000 shares (the "New Option") in exchange for the cancellation of the Old Option. The New Option has an exercise price of $1.55. The New Option continues the vesting schedule of the Old Option except with respect to options vested as of the Repricing, which vest in equal monthly increments over the 12 months following the Repricing. Bass Associates, of which Dr. Bass is General Partner, is the record owner of the New Option. Dr. Bass disclaims beneficial ownership of shares owned by Bass Associates except to the extent of his pecuniary interest therein. See "Management-Report on Repricing of Options."

     All future affiliated transactions and/or loans between the Company and its officers, directors and/or 5% stockholders will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of the independent, disinterested directors of the Company.

           SECURITY OWNERS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 31, 1997, certain information with respect to the beneficial ownership of the Common Stock of the Company on an as-converted basis and of the Series A Convertible Preferred Stock of the Company ("Series A") as to (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer, and (iv) all directors and officers of the Company as a group. Except as otherwise noted, the named beneficial owner has sole voting and investment power with respect to the shares shown.

                                                    NUMBER OF     PERCENTAGE
                                                      SHARES      OF CLASS
TITLE OF                                           BENEFICIALLY  BENEFICIALLY
 CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER     OWNED (1)    OWNED (%)(2)
--------   --------------------------------------  ------------  ------------
Common     Berckeley Investment Group (3) . . . .    1,230,769       22.5
           c/o American Offshore Management, Inc.
           2875 NE 191st Street, Suite 702C
           Aventura, Florida 33180

                                                       NUMBER OF   PERCENTAGE
                                                        SHARES      OF CLASS
TITLE OF                                              BENEFICIALLY  BENEFICIALLY
 CLASS    NAME AND ADDRESS OF BENEFICIAL OWNER         OWNED (1)   OWNED (%)(2)
--------  --------------------------------------     ------------  ------------
Common    Cetronic AB and affiliates (4). . . . . .    1,000,000       19.1
          c/o Socket Communications, Inc.
          37400 Central Court
          Newark, CA  94560

Common    Julius Baer Securities (5). . . . . . . .      418,462        9.0
          Julius Baer Securities
          330 Madison Avenue
          New York, NY  10017

Common    Entities affiliated with El Dorado
            Ventures (6). . . . . . . . . . . . . .      350,472        8.3
          c/o Socket Communications, Inc.
          37400 Central Court
          Newark, CA  94560

Common    Bass Associates (7) . . . . . . . . . . .      313,571        7.4
          c/o Socket Communications, Inc.
          37400 Central Court
          Newark, CA  94560

Common    Swedbank (Luxembourg) S.A. (8). . . . . .      221,539        5.0
          P.O. Box 1305
          L-1013
          Luxembourg

Common    Charlie Bass (9). . . . . . . . . . . . .      343,972        8.1
          c/o Socket Communications, Inc.
          37400 Central Court
          Newark, CA  94560

Common    Jack C. Carsten (10). . . . . . . . . . .       78,958        1.9
          c/o Socket Communications, Inc.
          37400 Central Court
          Newark, CA  94560

Common    Martin S. Levetin(11) . . . . . . . . . .       33,450         *
          c/o Socket Communications, Inc.
          37400 Central Court
          Newark, CA  94560

Common    Micheal L. Gifford (12) . . . . . . . . .      136,458        3.2
          c/o Socket Communications, Inc.
          37400 Central Court
          Newark, CA  94560

                                                       NUMBER OF   PERCENTAGE
                                                        SHARES      OF CLASS
TITLE OF                                             BENEFICIALLY  BENEFICIALLY
 CLASS    NAME AND ADDRESS OF BENEFICIAL OWNER         OWNED (1)   OWNED (%)(2)
--------  --------------------------------------     ------------  ------------
Common    Gary W. Kalbach (13). . . . . . . . . . .      350,472        8.2
          c/o Socket Communications, Inc.
          37400 Central Court
          Newark, CA  94560

Common    David W. Dunlap (14). . . . . . . . . . .       15,924         *
          c/o Socket Communications, Inc.
          37400 Central Court
          Newark, CA

Common    Kevin J. Mills (15) . . . . . . . . . . .       18,976         *
          c/o Socket Communications, Inc.
          37400 Central Court
          Newark, CA  94560

Common    All directors and officers as a
            group (16). . . . . . . . . . . . . . .      992,625       22.7
          (nine persons)

Series A  Berckeley Investment Group. . . . . . . .        5,000       52.1
          c/o American Offshore Management, Inc.
          2875 NE 191st Street, Suite 702C
          Aventura, Florida 33180

Series A  Julius Baer Securities. . . . . . . . . .        1,700       17.7
          Julius Baer Securities
          330 Madison Avenue
          New York, NY  10017

Series A  Swedbank (Luxembourg) S.A.  . . . . . . .          900        9.4
          P.O. Box 1305
          L-1013
          Luxembourg

Series A  Coutts & Co. AG . . . . . . . . . . . . .          500        5.2
          Talstraase 59
          Zurich, Switzerland 8022

Series A  Peter Colmer. . . . . . . . . . . . . . .          500        5.2
          c/o Socket Communications, Inc.
          37400 Central Court
          Newark, CA  94560


-------------------
*   Less than 1%

(1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Percentage ownership is based on 4,238,065 shares of Common Stock outstanding as of March 31, 1997 and any shares issuable pursuant to securities convertible into or exercisable for shares of Common Stock by the person or group in question on February 20, 1997 or within 60 days thereafter. Percentages of Series A Convertible Preferred Stock represent relative proportions of the 9,600 shares of Series A Convertible Preferred Stock outstanding as of March 31, 1997.

(3) Represents shares of Common Stock issuable upon conversion of the 5,000 shares of Series A Convertible Preferred Stock beneficially owned and assumes notice of conversion of such shares of Series A Convertible Preferred Stock is transmitted on March 31, 1997.

(4) Represents shares receivable upon conversion of convertible notes convertible within 60 days of March 31, 1997 by Cetronic AB or certain of its shareholders.

(5) Represents shares of Common Stock issuable upon conversion of the 1,700 shares of Series A Convertible Preferred Stock beneficially owned and assumes notice of conversion of such shares of Series A Convertible Preferred Stock is transmitted on March 31, 1997.

(6) Consists of 6,180 shares owned by El Dorado C&L Fund (including 178 shares of Common Stock issuable upon the exercise of outstanding warrants), 333,809 shares owned by El Dorado Ventures III (including 9,616 shares of Common Stock issuable upon the exercise of outstanding warrants) and 10,483 shares owned by El Dorado Technology IV, L.P. (including 206 shares of Common Stock issuable upon the exercise of outstanding warrants).

(7) Includes options to purchase 11,559 shares of Common Stock exercisable on March 31, 1997 or within 60 days thereafter.

(8) Represents shares of Common Stock issuable upon conversion of the 900 shares of Series A Convertible Preferred Stock beneficially owned and assumes notice of conversion of such shares of Series A Convertible Preferred Stock is transmitted on March 31, 1997.

(9) Consists of 313,571 shares owned by Bass Associates (including 11,559 shares subject to stock options exercisable on March 31, 1997 or within 60 days thereafter), and 30,401 shares controlled by the Bass Family Trust (including warrants to acquire 5,000 shares each exercisable on March 31, 1997 or within 60 days thereafter). Dr. Bass is the General partner of Bass Associates and may be deemed to share voting and investment power with respect to those shares. However, Dr. Bass disclaims beneficial ownership of shares owned by Bass Associates except to the extent of his pecuniary interest therein.

(10) Includes 2,513 shares subject to stock options exercisable on March 31, 1997 or within 60 days thereafter.

(11) Includes 23,450 shares subject to stock options exercisable on March 31, 1997 or within 60 days thereafter.

(12) Includes 17,492 shares subject to stock options exercisable on March 31, 1997 or within 60 days thereafter.

(13) Consists of 7,048 shares subject to stock options exercisable on March 31, 1997 or within 60 days thereafter. Also includes 343,424 shares owned by entitles affiliated with El Dorado Ventures set forth in Note
     (6) above (the "El Dorado Entities"). Mr. Kalbach is a General Partner of El Dorado Ventures and may be deemed to share voting and investment power with respect to those shares. However, Mr. Kalbach disclaims beneficial ownership of shares, warrants and options owned by the El Dorado Entities except to the extent of his pecuniary interest therein.

(14) Represents 15,924 shares subject to stock options exercisable on March 31, 1997 or within 60 days thereafter.

(15) Represents 18,976 shares subject to stock options exercisable on March 31, 1997 or within 60 days thereafter.

(16) Also includes 111,377 shares subject to stock options exercisable on March 31, 1997 or within 60 days thereafter.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal 1996, all filing requirements applicable to its executive officers and directors were complied with.

                              OTHER MATTERS

    The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the stock they represent as the Board of Directors may recommend.

                                       THE BOARD OF DIRECTORS


Dated:  May __, 1997

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     OF SOCKET COMMUNICATIONS, INC.

                  1997 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of SOCKET COMMUNICATIONS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 30, 1997, and hereby appoints Charlie Bass and David Dunlap, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of SOCKET COMMUNICATIONS, INC. to be held on June 17, 1997 at 11:00, local time, at the Company's headquarters at 37400 Central Court, Newark, California 94560, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:


                                                               See Reverse Side

     Please mark your
/X/  votes as in this
     example.

1. ELECTION OF
   DIRECTORS

NOMINEES: Charlie Bass, Micheal Gifford, Jack Carsten, Gary Kalbach

          For all                   Withhold Authority
          Nominees  / /        / /  to Vote for All
          Listed                    Nominees Listed
          Above                     Above

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

         Charlie Bass; Micheal Gifford; Jack Carsten; Gary Kalbach

                                       FOR      AGAINST         ABSTAIN
2. PROPOSAL TO AMEND THE 1995
   STOCK PLAN:                         / /        / /             / /

3. PROPOSAL TO RATIFY THE
   APPOINTMENT OF ERNST & YOUNG LLP
   AS THE INDEPENDENT PUBLIC           / /       / /              / /
   ACCOUNTANTS OF THE COMPANY
   FOR FISCAL 1997:

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE 1995 STOCK PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

                                     Dated:                          , 1997
                                            -------------------------

                                     --------------------------------------
                                                  Signature

                                     --------------------------------------
                                                  Signature

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)